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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)

                    of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  June 15, 2000
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                                  PSINet Inc.
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             (Exact name of registrant as specified in its charter)


     New York                       0-25812           16-1353600
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(State or other jurisdiction    (Commission         (IRS Employer
         of incorporation)       File Number)     Identification No.)


     44983 Knoll Square, Ashburn, Virginia          20147
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     (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
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         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)      Pro Forma Financial Information.

         Unaudited Pro Forma Condensed Combined Financial Information of PSINet relating to the Metamor acquisition is attached hereto as
         Exhibit 99.1.

(c)      Exhibits.

         Exhibit 99.1 PSINet Inc. Unaudited Pro Forma Condensed Combined Financial Information.
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 19, 2000                          PSINET INC.

                                                  /s/ Lawrence E. Hyatt
                                              By: ________________________
                                                  Name:  Lawrence E. Hyatt
                                                  Title: Executive Vice
                                                         President and Chief
                                                         Financial Officer
                                                         (Principal Financial
                                                          and Accounting
                                                          Officer)
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                                      -4-

                                 EXHIBIT INDEX



Exhibit                     Exhibit Name             Location
Number                      ------------             --------
-------

99.1         PSINet Inc. Unaudited Pro Forma         Filed herewith.
             Condensed Consolidated Financial
             Information.